UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2022
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of MediaAlpha, Inc (the “Company”) was held on May 19, 2022. Of the 41,536,265 shares of the Company’s Class A common stock and 19,561,718 shares of the Company’s Class B common stock issued and outstanding and entitled to vote at the meeting, there were present at the meeting, in person or by proxy, the holders of a total of 56,671,828 shares of common stock, representing approximately 96% of the total number of shares entitled to vote at the meeting. The following proposals were presented and voted on at the meeting:
Proposal 1
To elect three nominees, David Lowe, Jennifer Moyer and Steven Yi, as Class II directors, to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2025. The three nominees were elected by more than a majority of the total votes cast. The voting results were:

Nominee	For	Against	Withhold/Abstain	Broker Non-Votes
David Lowe	53,156,064	4,966,203	26,655	522,906
Jennifer Moyer	53,125,999	4,996,068	26,855	522,906
Steven Yi	53,240,979	4,907,222	721	522,906
Proposal 2
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Such proposal was approved by more than a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
58,626,957	18,869	26,002	—
Proposal 3
The approval, on an advisory basis, of the compensation of the Company’s named executive officers for fiscal 2021. Such proposal was approved by more than a majority of the total votes cast. The voting results were:

For	Against	Abstain	Broker Non-Votes
56,072,421	2,074,010	2,491	522,906
Proposal 4
The approval, on an advisory basis, of the frequency with which to hold future advisory votes on the compensation of the Company’s named executive officers. The voting results were:

Annually	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
17,714,677	36,900	40,394,452	2,893	522,906

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: May 23, 2022	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary